UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2023 (the “Effective Date”), the Company entered into an employment agreement (the “Agreement”) with Xin (Adam) He, its Chief Executive Officer. Under the Agreement, Mr. He will serve as the Chief Executive Officer of the Company on an at-will basis and will receive an annual base salary of Two Hundred Fifty Thousand Dollars ($250,000) and be eligible for an annual bonus of up to fifty-percent (50%) of his base salary. In addition, Mr. He will receive a restricted stock award (the “Award”) under the Professional Diversity Network, Inc. 2023 Equity Compensation Plan (“Equity Plan”). The Award will award Mr. He with One Hundred Twenty Thousand (120,000) restricted shares of the Company’s common stock, subject to the terms and conditions of the Equity Plan. Such restricted shares will vest as follows: 1/3 immediately upon grant, 1/3 on the first anniversary of the Effective Date, and the final 1/3 on the second anniversary of the Effective Date; provided, however, that Mr. He must remain continuously employed by the Company and/or its affiliates through the applicable vesting date. All other material terms and conditions of the Agreement are the same as Mr. He’s 2020 employment agreement.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the terms of the Agreement set forth above is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits

Exhibits

10.1	Employment Agreement, dated July 18, 2023, between Professional Diversity Network, Inc. and Xin (Adam) He
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: July 24, 2023	/s/ Xin (Adam) He
Xin (Adam) He, Chief Executive Officer